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                                                                   EXHIBIT 10.72

                       SECOND AMENDMENT TO LEASE AGREEMENT

      THIS SECOND AMENDMENT TO LEASE AGREEMENT (the "Second Amendment") is made and entered into on this the 28th day of February, 2006, by and between MPT WEST HOUSTON HOSPITAL, L.P., a Delaware limited partnership ("Lessor"), and STEALTH, L.P., a Delaware limited partnership ("Lessee") as follows:

                                RECITALS:

      A. Lessor and Lessee entered into that certain Lease Agreement dated June 17, 2004 (the "Original Lease"), whereby the Lessor leased to Lessee certain property, including, without limitation, the real property located in Houston, Harris County, Texas, as described in the Lease and more particularly described on EXHIBIT "A" attached hereto and made a part hereof by reference and incorporation (the "Leased Real Property") (a portion of the Leased Real Property was designated in the Lease as the "Additional Real Estate," which is more particularly described on EXHIBIT "B" attached hereto and made a part hereof by reference and incorporation).

      B. Record notice of the Original Lease was provided by a Memorandum of Lease Agreement dated June 17, 2004 (the "Lease Memorandum") by and between the Lessor and Lessee, which Lease Memorandum was recorded as Instrument #X749802 on July 7, 2004, in the Office of the County Clerk of Harris County, Texas.

      C. A Lease Confirmation Agreement, effective as of September 30, 2004, was executed by the Lessor and Lessee whereby the parties hereto, among other things, ratified and confirmed the Original Lease in all respects.

      D. The Original Lease was amended by that certain First Amendment to Lease Agreement dated September 2, 2005, and record notice of the First Amendment was provided by a First Amendment to Memorandum of Lease dated September 2, 2005, (the "First Amendment to Lease Memorandum") by and between Lessor and Lessee. The Original Lease, as amended by the First Amendment is hereinafter referred to as the "Lease."

      E. Lessor and Lessee desire to further amend the Lease as herein provided.

      NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, the parties hereto agree that the Lease is hereby amended as follows:

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      1. AMENDMENT.

            (a) Amendment of Section 23.1 of the Lease. The last four (4) sentences of Section 23.1 of the Lease (i.e., commencing with the words "Notwithstanding anything contained herein to the contrary ...") are hereby deleted in their entirety and the following is substituted in lieu thereof:

      "Notwithstanding anything contained herein to the contrary, Lessee has (i) subleased upon terms reasonably acceptable to the Lessor certain space in the Leased Property to Triumph Southwest, L.P. (`Triumph"), a Texas limited partnership, for use as a long term acute care hospital, pursuant to a Medical Office Building Sublease Agreement dated June 23, 2004, as amended concurrently herewith (the "Triumph Sublease"), (ii) delivered to the Lessor a true, correct and complete executed copy of the Triumph Sublease, and (iii) caused Triumph, as the customer or applicant, to obtain and deliver to the Lessor an unconditional and irrevocable letter of credit (the "Triumph Letter of Credit") issued by BNP Paribas in favor of Lessor (as beneficiary) in the initial stated amount of $1,000,000.00, to secure Triumph's obligations to Lessee under the Triumph Sublease. The Triumph Letter of Credit provides that, so long as Triumph is not in default under the Triumph Sublease, the stated amount will (A) be automatically reduced to (1) $666,666.67 on February 15, 2007; and (2) $333,333.33 on February 15, 2008; and (B) expire at midnight on February 14, 2009."

            (b) Amendment of Section 39.10 of the Lease. Section 39.10 of the Lease is hereby deleted in its entirety and the following new Section 39.10 is substituted in lieu thereof:

      "39.10 LETTER OF CREDIT. As security for the performance of Lessee's payment and other obligations to Lessor under the Lease, and as required hereunder, Lessee has obtained and delivered to the Lessor an unconditional and irrevocable letter of credit from Amegy Bank (the "Original Letter of Credit") naming Lessor beneficiary thereunder, in an amount equal to One Million Nine Hundred Five Thousand Two Hundred Thirty Four and No/100 Dollars ($1,905,234.00). On or before March 1, 2006, Lessee shall replace the Original Letter of Credit with a new unconditional and irrevocable letter of credit (the "Letter of Credit") issued by Amegy Bank in favor of Lessor (as beneficiary) in the stated amount of $1,305,234.00 (which is the current "Stealth Letter of Credit Amount," as defined below), to secure Lessee's obligations to Lessor under the Lease. At all times during the term of this Lease, Lessee shall maintain in effect an unconditional and irrevocable letter or letters of credit issued to Lessor securing Lessee's obligations to Lessor under this Lease, having an aggregate stated amount equal to the Stealth Letter of Credit Amount, as defined below.

      For purposes of this Section 39.10, the "Stealth Letter of Credit Amount" (at any specified time during the term of this Lease) is the lesser of:

      (a) An amount equal to (i) Two Million Three Hundred Five Thousand Two Hundred Thirty-Four and 00/100 Dollars ($2,305,234.00) less (ii) the stated amount of the Triumph Letter of Credit then in effect; and

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      (b) An amount equal to Two Million Three Hundred Five Thousand Two Hundred
      Thirty-Four and 00/100 Dollars ($2,305,234.00) reduced in two increments of $1,152,617 over the two (2) year period following the Burn-Off Date (as herein defined), at such time as the Lessee generates a total Rent coverage (which Rent, for this purpose shall not include Additional Charges) from EBITDAR of at least two hundred percent (200%) for twelve
      (12) consecutive months (the date on which Lessee meets such coverage ratio being referred to herein as the "Burn-Off Date"); provided, however, that the original amount of $2,305,234.00 shall be reinstated within fifteen (15) days following the end of any Fiscal Quarter in which Lessee fails to so generate a total Rent coverage of at least two hundred percent (200%) for such Fiscal Quarter.

      At any time or times as the Stealth Letter of Credit Amount is less than the stated amount of the then current Letter of Credit, Lessee shall have the right to replace such Letter of Credit with a new Letter of Credit having a stated amount equal to the reduced Stealth Letter of Credit Amount. At any time or times as the Stealth Letter of Credit Amount is greater than the stated amount of the then current Letter of Credit, Lessee shall have the obligation to replace such Letter of Credit with a new Letter of Credit having a stated amount equal to the increased Stealth Letter of Credit Amount within five (5) business days after the event giving rise to the increase in the Stealth Letter of Credit Amount.

      2. REPRESENTATIONS. Lessee represents and warrants that no consents, approvals or notices are required to be obtained from or given to any persons in connection with the execution of this Second Amendment. Lessor represents and warrants that no consents, approvals or notices are required to be obtained from or given to any persons in connection with the execution of this Second Amendment. Lessee further represents and warrants that all representations and warranties set forth in the Lease are true and correct on the date hereof and that there are no defaults or events of default under the Lease.

      3. RATIFICATION. The Lease, as amended hereby, is hereby confirmed and ratified in all respects by each of the parties thereto, and shall continue in full force and effect.

      4. MISCELLANEOUS.

      (a) Lessor and Lessee shall, promptly upon the request of either, enter into a conforming amendment to the Lease Memorandum (as amended by the First Amendment to Lease Memorandum), in form suitable for recording under the laws of the State of Texas.

      (b) This Second Amendment may be (i) executed in separate counterparts each of which shall be an original and all of which shall be deemed to be one and the same instrument; and (ii) delivered by facsimile transmission.

      (c) By execution hereof, the Guarantors agree that the Lease Guaranty dated June 17, 2004 continues to apply to the Lease as hereby amended.

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      IN WITNESS WHEREOF, Lessor and Lessee have executed this Second Amendment to Lease Agreement effective as of the date first written above.

                                LESSOR:

                                MPT WEST HOUSTON HOSPITAL, L.P.

                                By:   MPT West Houston Hospital, L.L.C.
                                Its:  General Partner
                                By:   MPT Operating Partnership, L.P.
                                Its:  Sole Member

                                By:   /s/ Edward K. Aldag, Jr.
                                      Edward K. Aldag, Jr.
                                Its:  President and Chief Executive Officer

                                LESSEE:

                                STEALTH, L.P.

                                By:   West Houston GP, L.P.
                                Its:  General Partner
                                By:   West Houston Joint Ventures, Inc.
                                Its:  General Partner

                                By:   /s/ Tom Gallagher
                                Its:  President and Managing Member

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                                GUARANTORS:

                                WEST HOUSTON GP, L.P.

                                By:   West Houston Joint Ventures, Inc.
                                Its:  General Partner

                                By:   /s/ Tom Gallagher
                                Its:  President, CEO and Managing Member

                                WEST HOUSTON JOINT VENTURES, INC.

                                By:   /s/ Tom Gallagher
                                Its:  President and CEO

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                                   EXHIBIT "A"

TRACT 1:

Description of 0.7883 acre, (34,337 square feet) of land out of a called 17.188 acre tract described by deed to I-10 Westview Partnership, a Texas general partnership recorded under Harris County Clerk's File Number T671246 and being out of Unrestricted Reserve "A" out of Block One of TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, a subdivision as shown on the plat thereof recorded at Film Code Number 523074 of the Harris County Map Records, located in the C. Williams Survey, Abstract Number 834, Harris County, Texas, and more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" found at the southeast corner of said Unrestricted Reserve "A", the northeast corner of Unrestricted Reserve "B" out of Block One of said TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, and the northeast corner of a called 4.519 acre tract described by deed to The Ring Company, recorded under Harris County Clerk's File Number V446253, in the west line of a called 50-foot wide Fee Strip, described by deed to Houston Lighting and Power recorded in Volume 3500, Page 551 of the Harris County Deed Records;

THENCE, South 88 degrees 10 minutes 45 seconds West, with the south line of said Unrestricted Reserve "A", the north line of Unrestricted Reserve "B", and the north line of said 4.519 acre tract, a distance of 286.15 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, North 01 degree 49 minutes 15 seconds West, a distance of 34.86 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for angle point;

THENCE, North 46 degrees 49 minutes 15 seconds West, a distance of 13.16 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, South 43 degrees 10 minutes 45 seconds West, a distance of 62.45 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set in the south line of said Unrestricted Reserve "A", the north line of said Unrestricted Reserve "B", and the north line of said 4.519 acre tract for angle point;

THENCE, South 88 degrees 10 minutes 45 seconds West, with said common line, a distance of 6.43 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for angle point;

THENCE, North 46 degrees 49 minutes 15 seconds West, a distance of 45.45 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

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THENCE, North 43 degrees 10 minutes 45 seconds East, a distance of 67.00 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, North 46 degrees 49 minutes 15 seconds West, a distance of 18.23 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for angle point;

THENCE, North 88 degrees 10 minutes 45 seconds East, a distance of 51.96 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, North 01 degree 49 minutes 15 seconds West, a distance of 68.23 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for angle point;

THENCE, South 46 degrees 49 minutes 18 seconds East, a distance of 29.73 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, North 43 degrees 10 minutes 45 seconds East, a distance of 55.50 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, South 46 degrees 49 minutes 15 seconds East, a distance of 50.00 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, South 43 degrees 10 minutes 45 seconds West, a distance of 55.50 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, South 46 degrees 49 minutes 18 seconds East, a distance of 31.02 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for angle point;

THENCE, North 88 degrees 10 minutes 45 seconds East, a distance of 213.42 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set in the east line of said Unrestricted Reserve "A" and the west line of said 50-foot wide Fee Strip for corner;

THENCE, South 01 degree 49 minutes 15 seconds East, with said common line, a distance of 82.32 feet to the POINT OF BEGINNING and containing 0.7883 of one acre, (34,337 square feet) of land.

All bearings are based on found monumentation of the plat of TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, a subdivision as shown on the plat thereof recorded at Film Code No. 523074 of the H.C.M.R.

This description has been prepared in conjunction with a Boundary Survey issued by Carter & Burgess, Inc., Project Number 030171.020.

TRACT 2:

Description of 4.1224 acres, (179,576 square feet) of land out of a called 4.519 acre tract described by deed to The Ring Company, recorded under Harris County Clerk's File Number V446253, being part of Unrestricted Reserve "B" out of Block One of TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, a subdivision as shown on the plat thereof recorded at Film Code Number 523074 of the Harris County Map Records, located in the C. Williams Survey, Abstract Number 834, Harris County, Texas, and more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" found at the northeast corner of said 4.519 acre tract, the northeast corner of said Unrestricted Reserve "B" and the southeast corner of Unrestricted Reserve "A" out of Block One of said TOWN AND COUNTRY COMMERCE PARK, SECTION TWO in the west line of a 50-foot wide Fee Strip, described by deed to Houston Lighting and Power recorded in Volume 3500, Page 551 of the Harris County Deed Records;

THENCE, South 01 degree 49 minutes 15 seconds East, with the west line of said 50-foot wide Fee Strip the east line of said 4.519 acre tract, and the east line of said Unrestricted Reserve "B", a distance of 73.80 feet to a railroad spike found at the southwest corner of said 50-foot wide Fee Strip;

THENCE, North 88 degrees 43 minutes 44 seconds East, with the south line of said 50-foot wide Fee Strip, the north line of said 4.519 acre tract, and the north line of Unrestricted Reserve "B", a distance of 50.00 feet to the southeast corner of said 50-foot wide Fee Strip and the most easterly northeast corner of said 4.519 acre tract, and the most easterly northeast corner of said Unrestricted Reserve "B" in the west line of a called 12.4414 acre tract of land described by deed to Greenbriar Holdings Houston, Ltd., a Texas limited partnership recorded under Harris County Clerk's File Number P952969, and from which a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" found bears South 40 degrees 49 minutes 56 seconds West, a distance of 0.95 feet;

THENCE, South 01 degree 49 minutes 15 seconds East, with east line of said 4.519 acre tract, the east line of said Unrestricted Reserve "B", and the west line of a said 12.4414 acre tract, a distance of 280.56 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set at the southeast corner of said 4.519 acre tract;

THENCE, South 88 degrees 10 minutes 45 seconds West, with the south line of said
4.519 acre tract, a distance of 88.56 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set in the easterly right-of-way line of the cul-de-sac of South Westview Circle Drive (60-foot-wide right-of-way) as dedicated by TOWN AND COUNTRY COMMERCE PARK, REPLAT NO. 1, a subdivision as shown on the plat thereof recorded at Film Code Number 488129 of the Harris County Map Records, at the beginning of a non-tangent curve to the left;

THENCE, southwesterly, with the northerly right-of-way line of said South Westview Circle Drive, the southerly line of said 4.519 acre tract, the southerly line of said Unrestricted Reserve "B", and the arc of said non-tangent curve to the left having a radius of 60.00 feet, a central angle of 100 degrees 23 minutes 00 seconds, a chord bearing of South 88 degrees 41 minutes 28 seconds West, a chord distance of
92.18 feet, and an arc length of 105.12 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set at a point of reverse curvature;

THENCE, southwesterly, with said common line and the arc of a curve to the right having a radius of 25.00 feet, a central angle of 49 degrees 40 minutes 47 seconds, a chord bearing of South 63 degrees 20 minutes 21 seconds West, a chord distance of 21.00 feet, and an arc length of 21.68 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for point of tangency of said curve;

THENCE, South 88 degrees 10 minutes 45 seconds West, with said common line, a distance of 336.34 feet to the beginning of a curve to the right and from which a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" found bears South 14 degrees 01 minute 50 seconds East, a distance of 0.23 feet;

THENCE, northwesterly, with the arc of said curve to the right having a radius of 25.00 feet, a central angle of 90 degrees 00 minutes 00 seconds, a chord bearing of North 46 degrees 49 minutes 15 seconds West, a chord distance of
35.36 feet, and an arc length of 39.27 feet to the point of tangency of said curve in the east right-of-way line of Business Center Drive, (60-foot wide right-of-way) as dedicated by said TOWN AND COUNTRY COMMERCE PARK, REPLAT NO. 1 and from which a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" found bears North 22 degrees 27 minutes 31 seconds East, a distance of 0.25 feet;

THENCE, North 01 degree 49 minutes 15 seconds West, with the east right-of-way line of said Business Center Drive, the west line of said 4.519 acre tract, and the west line of said Unrestricted Reserve "B", a distance of 261.06 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, North 88 degrees 10 minutes 45 seconds East, a distance of 225.00 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, North 01 degree 49 minutes 15 seconds West, a distance of 76.78 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set in the south line of said Unrestricted Reserve "A" and the north line of said Unrestricted Reserve "B" for corner;

THENCE, North 88 degrees 10 minutes 45 seconds East, with said common line, a distance of 286.15 feet to the POINT OF BEGINNING and containing 4.1224 acres, (179,576 square feet) of land.

All bearings are based on found monumentation of the plat of TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, as recorded at Film Code No. 523074 of the H.C.M.R.

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This description has been prepared in conjunction with a Boundary Survey issued by Carter & Burgess, Inc., Project Number 030171.020.

TRACT 3:

Description of 0.0692 acre, (3,013 square feet) of land out of a called 17.188 acre tract of land described by deed to I-10 Westview Partnership, a Texas general partnership recorded under Harris County Clerk's File Number T671246, being out of Unrestricted Reserve "B" out of Block One of TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, a subdivision as shown on the plat thereof recorded at Film Code Number 523074 of the Harris County Map Records, located in the C. Williams Survey, Abstract Number 834, Harris County, Texas, and more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" found at the southeast corner of said Unrestricted Reserve "B", the northeast corner of Unrestricted Reserve "B" out of Block Two of TOWN AND COUNTRY COMMERCE PARK, REPLAT NO. 1, a subdivision as shown on the plat thereof recorded at Film Code Number 488129, the west line of a called 12.4414 acre tract, described by deed to Greenbriar Holdings Houston, Ltd., a Texas limited partnership recorded under Harris County Clerk's File Number P952969;

THENCE, South 88 degree 10 minutes 45 seconds West, with north line of Unrestricted Reserve "B" out of said Block Two and the south line of Unrestricted Reserve "B" out of said Block One, a distance of 75.00 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set in the east side of a cul-de-sac of South Westview Circle Drive (60-foot-wide right-of-way) dedicated to the public by said TOWN AND COUNTRY COMMERCE PARK, REPLAT NO. 1 and for the beginning of a non-tangent curve to the left;

THENCE, northwesterly, with the east line of said cul-de-sac, west line of Unrestricted Reserve "B" out of said Block One and the arc of said non-tangent curve to the left having a radius of 60.00 feet, a central angle of 39 degrees 17 minutes 47 seconds, a chord bearing of North 21 degrees 28 minutes 09 seconds West, a chord distance of 40.35 feet, and an arc length of 41.15 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set at a southerly corner of a called 4.519 acre tract described by deed to The Ring Company recorded under Harris County Clerk's File Number V446253;

THENCE, North 88 degrees 10 minutes 45 seconds East, with the south line of said
4.519 acre tract, a distance of 88.56 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set at the southeast corner of said 4.519 acre tract in the west line of said 12.4414 acre tract and the east line of Unrestricted Reserve "B" out of said Block One;

THENCE, South 01 degree 49 minutes 15 seconds East, with east line of Unrestricted Reserve "B" out of said Block One and the west line of said 12.4414 acre tract, a distance of 38.00 feet to the POINT OF

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BEGINNING and containing 0.0692 of one acre, (3,013 square feet) of land.

All bearings are based on found monumentation of the plat of TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, a subdivision as shown on the plat thereof recorded at Film Code No. 523074 of the H.C.M.R.

This description has been prepared in conjunction with a Boundary Survey issued by Carter & Burgess, Inc., Project Number 030171.020.

TRACT 4

Unrestricted Reserve "B", in Block Two (2), of Town and Country Commerce Park, Section Two, Replat No. One, a subdivision according to the map or plat thereof recorded under Film Code No. 551006, Map Records, Harris County, Texas.

TRACT 5

Reserve "A", in Block One (1), of Town and Country Commerce Park, Replat No. 1, a subdivision according to the map or plat thereof recorded under Film Code No. 488129, Map Records, Harris County, Texas.

                                   EXHIBIT "B"

TRACT 4

Unrestricted Reserve "B", in Block Two (2), of Town and Country Commerce Park, Section Two, Replat No. One, a subdivision according to the map or plat thereof recorded under Film Code No. 551006, Map Records, Harris County, Texas.

TRACT 5

Reserve "A", in Block One (1), of Town and Country Commerce Park, Replat No. 1, a subdivision according to the map or plat thereof recorded under Film Code No. 488129, Map Records, Harris County, Texas.